QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 23, 2004

ADELPHIA COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-16014 (Commission File Number)	23-2417713 (IRS Employer Identification No.)
5619 DTC Parkway—Greenwood Village, CO 80111 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (303) 268-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

        On December 23, 2004, Amendment No. 3 and Waiver ("Amendment No. 3") to that certain Second Amended and Restated Credit and Guaranty Agreement, dated as of May 10, 2004, by and among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Arahova Communications, Inc., Adelphia California Cablevision, LLC, as borrowers, Adelphia Communications Corporation (the "Company") and certain of its other direct and indirect subsidiaries named therein, as guarantors, JPMorgan Chase Bank, as Administrative Agent, CitiGroup Global Markets Inc., as Syndication Agent, J.P. Morgan Securities Inc. and CitiGroup Global Markets Inc., as Joint Bookrunners and Co-Lead Arrangers, CitiCorp North America, Inc., as Collateral Agent, Wachovia Bank, N.A., as Co-Syndication Agent, The Bank of Nova Scotia, Bank of America, N.A. and General Electric Capital Corporation, as Co-Documentation Agents, and the other Lenders named therein (as amended, the "DIP Credit Agreement" and the lenders thereunder are referred to herein as the "DIP Lenders"), became effective.

        Under the terms of Amendment No. 3, (x) the date by which the Company is required to deliver to the DIP Lenders its consolidated audited balance sheet and related consolidated audited statement of income and cash flows for the fiscal years ended December 31, 2002 and December 31, 2003 has been extended from December 31, 2004 until no later than January 31, 2005 and (y) the date by which each of the designated subsidiary borrowing groups under the DIP Credit Agreement is required to deliver to the DIP Lenders a consolidating schedule containing balance sheets and related statements of income and cash flows for such designated subsidiary borrower group for the fiscal years ended December 31, 2002 and December 31, 2003 has been extended from February 28, 2005 until no later than March 31, 2005. In addition, under the terms of Amendment No. 3, the dollar amount of asset dispositions that the Loan Parties (as defined in the DIP Credit Agreement) are permitted to complete without the consent of the DIP Lenders has been increased from $30,000,000 to up to $50,000,000. Under the terms of Amendment No. 3, the DIP Lenders have also agreed to waive compliance by the Loan Parties with a provision of the DIP Credit Agreement that would otherwise prohibit the Loan Parties from making a Pre-Petition Payment (as defined in the DIP Credit Agreement) to a particular vendor; this waiver will allow the Loan Parties to make a Pre-Petition Payment to such vendor in an amount up to $150,000.

        A copy of Amendment No. 3 is attached to this filing as Exhibit 10.01 and is incorporated herein by reference, and the foregoing summary of the terms and conditions of Amendment No. 3 is qualified in its entirety by reference to such exhibit.

        As previously announced, a syndicate of financial institutions have committed to provide to the Company up to $8.8 billion in exit financing in connection with the Company's emergence from bankruptcy. Certain of the DIP Lenders and certain of the agents under the DIP Credit Agreement are members of the syndicate of financial institutions that have committed to provide such exit financing to the Company. In addition, certain of the DIP Lenders and certain of the agents under the DIP Credit Agreement were lenders and agents under certain of the Company's and its subsidiaries' pre-petition credit facilities. As previously announced, the Official Committee of Unsecured Creditors and the Official Committee of Equity Holders appointed in the bankruptcy cases of the Company and its subsidiaries previously have initiated or propose to initiate, respectively, an adversary proceeding against the lenders and agents under the Company's and its subsidiaries' pre-petition credit agreements. A more complete description of such adversary proceeding is set forth in the Company's Monthly Operating Reports which are filed with the Securities and Exchange Commission on a monthly basis. The foregoing summary of such adversary proceeding is qualified in its entirety by reference to the description of such adversary proceeding in such Monthly Operating Reports.

2

Cautionary Statement Regarding Forward-Looking Statements

        This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the Company's and its subsidiaries' and affiliates' expected future financial position, results of operations, cash flows, process for sale of the Company, restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include those discussed under the heading "Risk Factors" in the Company's 2003 Form 10-K and the Company's pending bankruptcy proceeding, results of litigation against the Company and government investigations of the Company, the effects of government regulation including the actions of local cable franchising authorities, the availability of financing, actions of the Company's competitors, results and impacts of the process to sell the Company or its assets, pricing and availability of programming, equipment, supplies, and other inputs, the Company's ability to upgrade its network, technological developments, and changes in general economic conditions. Many of these factors are outside of the Company's control.

3

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2004

ADELPHIA COMMUNICATIONS CORPORATION (Registrant)
By:	/s/ VANESSA A. WITTMAN
	Name:	Vanessa A. Wittman
	Title:	Executive Vice President and Chief Financial Officer

4

EXHIBIT INDEX

Exhibit No.	Description
10.01	Amendment No. 3 and Waiver, dated as of December 23, 2004, to Second Amended and Restated Credit and Guaranty Agreement, dated as of May 10, 2004, by and among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Arahova Communications, Inc. and Adelphia California Cablevision, LLC, as borrowers, the Guarantors listed on Annex B thereto, as guarantors, JPMorgan Chase Bank, as Administrative Agent, CitiGroup Global Markets Inc., as Syndication Agent, J.P. Morgan Securities Inc. and CitiGroup Global Markets Inc., as Joint Bookrunners and Co-Lead Arrangers, CitiCorp North America, Inc., as Collateral Agent, Wachovia Bank, N.A., as Co-Syndication Agent, The Bank of Nova Scotia, Bank of America, N.A. and General Electric Capital Corporation, as Co-Documentation Agents, and the Lenders party thereto.

QuickLinks

  Item 1.01. Entry into a Material Definitive Agreement.
SIGNATURE
EXHIBIT INDEX